EXHIBIT A

JOINT FILING AGREEMENT

            The undersigned each agree that this joint Amendment No. 1 to Schedule 13D dated August 30, 2002 relating to the shares of common stock, $0.01 par value per share, of OMNI Energy Services Corp., to which this Agreement is attached as Exhibit A, shall be filed on behalf of the undersigned.

    August 30, 2002                                                             /s/ Steven T. Stull

Date	Steven T. Stull

ADVANTAGE CAPITAL PARTNERS LIMITED
PARTNERSHIP
ADVANTAGE CAPITAL PARTNERS II
LIMITED PARTNERSHIP
By:	Advantage Capital Corporation, General Partner

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL CORPORATION

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL PARTNERS III
LIMITED PARTNERSHIP
By:	Advantage Capital Management Corporation, General Partner

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL
MANAGEMENT CORPORATION

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL PARTNERS IV
LIMITED PARTNERSHIP
By:	Advantage Capital Financial Company, L.L.C., General Partner

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL FINANCIAL
COMPANY, L.L.C.

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL PARTNERS V
LIMITED PARTNERSHIP
By:	Advantage Capital Advisors, L.L.C., General Partner

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL ADVISORS, L.L.C.

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL PARTNERS VI
LIMITED PARTNERSHIP
By:	Advantage Capital NOLA VI, L.L.C., General Partner

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL NOLA VI, L.L.C.

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL PARTNERS VII
LIMITED PARTNERSHIP
By:	Advantage Capital NOLA VII L.L.C., General Partner

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL NOLA VII, L.L.C.

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL PARTNERS VIII
LIMITED PARTNERSHIP
By:	Advantage Capital NOLA VIII L.L.C., General Partner

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL NOLA VIII, L.L.C.

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL PARTNERS IX
LIMITED PARTNERSHIP
By:	Advantage Capital NOLA IX, L.L.C., General Partner

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL NOLA IX, L.L.C.

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL PARTNERS X
LIMITED PARTNERSHIP
By:	Advantage Capital NOLA X, L.L.C., General Partner

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL NOLA X, L.L.C.

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL TECHNOLOGY
FUND, L.L.C.
By:	Advantage Capital Technology Advisors, L.L.C., Managing Member

By:	/s/ Steven T. Stull
Steven T. Stull, President

ADVANTAGE CAPITAL TECHNOLOGY
ADVISORS, L.L.C.

By:	/s/ Steven T. Stull
Steven T. Stull, President